UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MERRIMACK PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MERRIMACK PHARMACEUTICALS, INC.

One Broadway, 14th Floor

Cambridge, MA 02142

April 27, 2022

Dear Merrimack Pharmaceuticals, Inc. Stockholder:

You are cordially invited to our Annual Meeting of Stockholders on Monday, June 6, 2022, beginning at 10:00 a.m., Eastern time, via the Internet at a virtual web conference at www.meetnow.global/MTWV4MR. The enclosed Notice of Annual Meeting of Stockholders sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement. Our board of directors recommends that you vote “FOR” each of the director nominees in Proposal 1 (Gary L. Crocker, Eric D. Andersen, Noah G. Levy, Ulrik B. Nielsen and Ana Radeljevic) and “FOR” Proposal 2 (ratification of our independent auditors).

To support the health and well-being of our stockholders, officers and directors in light of the continuing risk of COVID-19, our annual meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the annual meeting in person. This means that you can attend the annual meeting online, vote your shares during the online meeting and submit questions during the online meeting by visiting the above-mentioned Internet site. In light of the public health and safety concerns related to COVID-19, we believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

Your vote is important. Whether or not you plan to attend the annual meeting online, please vote as soon as possible. Voting by proxy will ensure your representation at the virtual meeting if you do not attend online. Please review the instructions on the proxy card regarding your voting options.

Very truly yours,

Gary L. Crocker

President

MERRIMACK PHARMACEUTICALS, INC.

One Broadway, 14th Floor

Cambridge, MA 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Monday, June 6, 2022

The 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of Merrimack Pharmaceuticals, Inc., a Delaware corporation (“Merrimack” or the “Company”), will be held on Monday, June 6, 2022, at 10:00 a.m., Eastern time, via the Internet at a virtual web conference at www.meetnow.global/MTWV4MR, to consider and act upon the following matters:

1.	To elect five directors for a one year term, to hold office until the 2023 Annual Meeting of Stockholders;

2.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	To transact such other business as may properly come before the 2022 Annual Meeting or any adjournment or postponement thereof.

In light of the continuing risk of COVID-19, for health and well-being of our stockholders, officers and directors, we have determined that the 2022 Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. At our virtual 2022 Annual Meeting, stockholders will be able to attend, vote and submit questions by visiting www.meetnow.global/MTWV4MR. If you are a registered stockholder, you do not need to register to attend the 2022 Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold shares through an intermediary, such as a bank or broker, you must register in advance to attend the 2022 Annual Meeting virtually. In order to register in advance you must submit proof of your proxy power (legal proxy) reflecting your Merrimack Pharmaceuticals, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern time on June 3, 2022. Requests for registration should be directed to Computershare at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail: Computershare

Merrimack Pharmaceuticals, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. Further information about how to attend the 2022 Annual Meeting online, vote your shares online during the meeting and submit questions during the meeting is included in the accompanying Proxy Statement.

Your vote is important. Whether or not you expect to be virtually present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible. No postage is required if mailed in the United States. In addition to mailing in your proxy card, you may submit a proxy over the Internet or by telephone. The instructions for submitting a proxy over the Internet or by telephone are provided on your proxy card.

Stockholders of record at the close of business on April 18, 2022 will be entitled to notice of and to vote at the 2022 Annual Meeting or any adjournment or postponement thereof. This Notice, the accompanying Proxy Statement and a form of proxy card are being mailed beginning on or about April 27, 2022 to all stockholders entitled to vote at the 2022 Annual Meeting.

A complete list of registered stockholders will be available to stockholders of record during the 2022 Annual Meeting for examination using the unique link provided via email following the completion of registration.

The virtual meeting is fully supported across browsers and devices running the most up-to-date version of applicable software and plug-ins. We encourage you to access the meeting prior to the 10:00 a.m. start time. For further assistance should you need it you may call 1-888-724-2416.

By Order of the Board of Directors,

Gary L. Crocker

President

Cambridge, Massachusetts

April 27, 2022

WHETHER OR NOT YOU EXPECT TO ATTEND THE 2022 ANNUAL MEETING ONLINE, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO HELP ENSURE REPRESENTATION OF YOUR SHARES AT THE 2022 ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY SUBMIT YOUR PROXY OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

FURTHER INFORMATION ABOUT HOW TO ATTEND THE 2022 ANNUAL MEETING ONLINE, VOTE YOUR SHARES ONLINE DURING THE MEETING AND SUBMIT QUESTIONS DURING THE MEETING IS INCLUDED IN THE ACCOMPANYING PROXY STATEMENT.

MERRIMACK PHARMACEUTICALS, INC.

One Broadway, 14th Floor

Cambridge, MA 02142

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE  6, 2022

Information About the Annual Meeting

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “board of directors” or the “board”) of Merrimack Pharmaceuticals, Inc. (“Merrimack,” the “Company,” “we” or “us”) for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting” or the “2022 Annual Meeting”) to be held on Monday, June 6, 2022, at 10:00 a.m., Eastern time, via the Internet at a virtual web conference at www.meetnow.global/MTWV4MR, and at any adjournment or postponement thereof. On April 18, 2022, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 13,410,243 shares of our common stock, $0.01 par value per share (“common stock”). Each share of common stock entitles the record holder thereof to one vote on each of the matters to be voted on at the Annual Meeting.

To support the health and well-being of our stockholders, officers and directors in light of the continuing risk of COVID-19, our 2022 Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. In light of the public health and safety concerns related to COVID-19, we believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our 2022 Annual Meeting by enabling stockholders to participate remotely from any location around the world. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

We will host the Annual Meeting live online via webcast. You may attend the Annual Meeting live online by visiting www.meetnow.global/MTWV4MR.

If you are a registered stockholder, you do not need to register to attend the 2022 Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold shares through an intermediary, such as a bank or broker, you must register in advance to attend the 2022 Annual Meeting virtually. In order to register in advance you must submit proof of your proxy power (legal proxy) reflecting your Merrimack Pharmaceuticals, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern time on June 3, 2022. Requests for registration should be directed to Computershare at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail: Computershare

Merrimack Pharmaceuticals, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001.

Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting. Please be sure to follow instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email.

The webcast will start at 10:00 a.m., Eastern time, on June 6, 2022. Instructions on how to attend and participate in the meeting online will be sent to you via email, upon completing your registration.

We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 10:00 a.m., Eastern time, on June 6, 2022. If you encounter any difficulties accessing the virtual meeting during registration or at the time of the virtual meeting, please contact technical support by following the instructions provided to you upon registration for the Annual Meeting.

If you wish to submit a question on the day of the Annual Meeting, beginning at 9:45 a.m., Eastern time, on June 6, 2022, you may log into, and ask a question on, the virtual meeting platform using the unique link provided to you via email following the completion of your registration, and follow the instructions there. Our virtual meeting will be governed by our rules of conduct and procedures which will be posted at www.edocumentview.com/MACK in advance of the meeting. The rules of conduct and procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

This proxy statement, the enclosed proxy card and our 2021 annual report on Form 10-K to stockholders are being mailed beginning on or about April 27, 2022 to all stockholders entitled to vote at the 2022 Annual Meeting. A complete list of registered stockholders will be available to stockholders of record during the 2022 Annual Meeting for examination using the unique link provided via email following the completion of registration.

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

Important Information About Voting

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may cause your shares to be voted in one of the following ways:

(1)

To vote using the proxy card, simply complete, sign and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

(2)

To vote over the Internet, follow the “Vote by Internet” instructions on the accompanying proxy card. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone.

(3)

To vote by telephone, follow the “Vote by Phone” instructions on the accompanying proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet.

(4)

In order to attend the Annual Meeting online and vote online during the Annual Meeting, you must be a registered holder or register in advance by submitting proof of your proxy power (legal proxy) reflecting your Merrimack Pharmaceuticals, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern time on June 3, 2022. Requests for registration should be directed to Computershare at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail: Computershare

Merrimack Pharmaceuticals, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

You may vote your shares online while virtually attending the Annual Meeting by following instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. If you vote by proxy prior to the 2022 Annual Meeting and choose to attend the 2022 Annual Meeting online, there is no need to vote again during the 2022 Annual Meeting unless you wish to change your vote.

All proxies that are executed or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders in accordance with the stockholders’ instructions. However, if no choice is specified on an executed or otherwise submitted proxy card as to one or more of the proposals, the proxy will be voted in accordance with our board of directors’ recommendations on such proposals as set forth in this proxy statement.

If you receive multiple proxy statements or proxy cards, your shares are likely registered differently or are in more than one account, such as individually and also jointly with your spouse. Please vote each and every proxy card or voting instruction form you receive.

After you have submitted a proxy, you may still change your vote and revoke your proxy prior to the Annual Meeting by doing any one of the following things:

•	signing another proxy card with a later date and arranging for delivery of that proxy card by mail prior to the start of the 2022 Annual Meeting;

•	giving our Corporate Secretary a written notice before the 2022 Annual Meeting that you want to revoke your proxy; or

•	voting online while attending the virtual 2022 Annual Meeting.

Your attendance at the virtual 2022 Annual Meeting alone will not revoke your proxy.

If the shares you own are held in “street name” by a bank, broker or other nominee record holder, which, for convenience, we collectively refer to in this proxy statement as brokerage firms, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order for your shares to be voted, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of providing for voting instructions over the Internet or by telephone, directions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Under applicable stock exchange rules, if you do not give instructions to your brokerage firm subject to these rules, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The ratification of Marcum LLP as our independent registered public accounting firm (Proposal 2) is considered to be a “discretionary” item, and your brokerage firm will be able to vote with respect to that proposal even if it does not receive instructions from you, so long as it holds your shares in its name. The election of directors (Proposal 1) is a “non-discretionary” item, meaning that if you do not instruct your brokerage firm on how to vote with respect to either of these proposals, your brokerage firm will not vote with respect to that proposal and your shares will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Please instruct your brokerage firm how to vote your shares using the voting instruction form provided by your brokerage firm or following any instructions provided by your brokerage firm for submitting a proxy for your shares over the Internet or telephonically, if available. You must request a legal proxy from your bank, broker or other nominee record holder in order to vote during the 2022 Annual Meeting. In addition, you will need your control number included on your Notice, proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the 2022 Annual Meeting. Instructions on how to attend and participate online, including how to demonstrate proof of stock ownership, are posted at www.meetnow.global/MTWV4MR.

Stockholders that owned stock in “street name” as of the record date (April 18, 2022) may virtually attend the 2022 Annual Meeting and vote your shares online while attending the meeting with your control number included on your voting instruction form and following the link included in your voting instruction form.

Votes Required

The holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the 2022 Annual Meeting will constitute a quorum for the transaction of business at the 2022 Annual Meeting. Shares of common stock represented in person or by proxy (including “broker non-votes” and shares that abstain or vote with respect to one or more but less than all of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the 2022 Annual Meeting. Shares present virtually during the 2022 Annual Meeting will be considered shares of common stock represented in person at the meeting. The following votes are required for approval of the proposals being presented at the 2022 Annual Meeting:

Proposal 1: Election of Directors. A nominee will be elected as a director at the 2022 Annual Meeting if the nominee receives a plurality of the votes cast “FOR” the applicable seat on our board of directors.

Proposal 2: Ratification of Independent Auditors. The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the current fiscal year.

Shares that abstain from voting as to a particular matter on properly executed proxy cards and shares held in “street name” by brokerage firms who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on Proposals 1 and 2 referenced above.

Recommendations of the Board of Directors

Our board unanimously recommends that you vote your shares in accordance with the instructions on the proxy card as follows:

•	“FOR” the election of the five directors nominated by our board as set forth in this proxy statement; and

•	“FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Important Notice Regarding the Availability of Proxy Materials for

the 2022 Annual Meeting of Stockholders to Be Held on June 6, 2022:

This proxy statement and our 2021 annual report to stockholders are available at

www.meetnow.global/MTWV4MR for viewing, downloading and printing.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary, Telephone: (617) 441-1000, Email: info@merrimack.com.

CORPORATE GOVERNANCE

Board of Directors

Biographies of the Director Nominees

Set forth below are the names and certain information about each of our director nominees as of April 18, 2022. The information presented includes each individual’s principal occupation and business experience for the past five years and the names of other public companies of which he has served as a director during the past five years. We believe that all of our director nominees possess the attributes and characteristics described in “—Board Processes—Director Nomination Process.”

Name	Age	Position
Gary L. Crocker (4)	70	Chairman of the Board, President and Treasurer
Eric D. Andersen (2)(3)(4)	44	Director
Noah G. Levy (1)(4)	44	Director
Ulrik B. Nielsen, Ph.D. (1)(2)(3)(5)	50	Director
Ana Radeljevic (1)(5)	42	Director

(1)	Member of the audit committee.
(2)	Member of the corporate governance and nominating committee.
(3)	Member of the organization and compensation committee.
(4)	Member of the strategy and expense committee.
(5)	Member of the 382 exemption committee.

Gary L. Crocker has served as a member of our board of directors since 2004, as Chairman of the Board since 2005 and as President and Treasurer since June 2019. Mr. Crocker also served as our Interim President and Chief Executive Officer from October 2016 to February 2017 and was responsible for the negotiation of the sale of ONIVYDE to Ipsen S.A. Since 2002, Mr. Crocker has served as President and Managing Director of Crocker Ventures, LLC, a privately-held life science investment firm funding differentiated biotechnology and medical device companies. Mr. Crocker has held senior executive positions or served on the board of directors of several life science companies, including as Chairman of the Board of ARUP Laboratories, co-founder and director of Theratech, Inc. (acquired by Actavis plc) and President, Chief Executive Officer and founder of Research Medical, Inc. (acquired by Baxter International). Mr. Crocker also served on the boards of directors of the publicly traded firms Interleuken Genetics, Inc. and The Med-Design Corporation. Mr. Crocker served as a member of the board of the Federal Reserve Branch of San Francisco from 1999 to 2007, and currently serves as the Chairman of the University of Utah’s Center for Medical Innovation and on the board of the Sorenson Legacy Foundation and as Chairman of the Board of Nexus Spine. Mr. Crocker holds an M.B.A. from Harvard Business School and a B.S. from Harvard College. We believe that Mr. Crocker is qualified to serve on our board of directors due to his experience in the life sciences industry as an entrepreneur, venture capitalist and executive and his service on the boards of directors of a range of public and private companies and government institutions, as well as his ability to provide us with his expertise in diagnostics and therapeutic development.

Eric D. Andersen has served as a member of our board of directors since September 2019. Mr. Andersen has been a managing member/portfolio manager at Western Standard, LLC, an investment firm, since June 2008. Prior to that, Mr. Andersen served as an analyst at Ivory Capital and JCK Partners, both investment firms, from 2006 to 2008 and 2004 to 2006, respectively; an associate in the private equity group at J.P. Morgan Partners, LLC from 2002 to 2004; and an analyst, mergers and acquisitions, at The Blackstone Group, an investment firm, from 2000 to 2002. Mr. Andersen holds a B.A. from Dartmouth College and is a CFA Charterholder. We believe Mr. Andersen is qualified to serve on our board of directors due to his investment management experience and strong financial and business acumen.

Noah G. Levy has served as a member of our board of directors since September 2019. Mr. Levy has been a managing member and portfolio manager at Newtyn Management, LLC, an investment firm, since June 2011.

Prior to that, Mr. Levy served as a senior member at Tyndall Management, LLC, an investment firm, from 2002 to 2011, and as an analyst at Goldman Sachs, an investment bank and financial services company, from 2000 to 2002. Mr. Levy holds a B.A. from Dartmouth College. We believe Mr. Levy is qualified to serve on our board of directors due to his investment management experience and strong financial and business acumen.

Ulrik B. Nielsen, Ph.D. has served as a member of our board of directors since January 2015 and is one of our co-founders. Dr. Nielsen led our research and drug discovery in various roles from when he joined us in 2002 to January 2015, including as our Senior Vice President and Chief Scientific Officer from March 2009 until January 2015. Dr. Nielsen has been President and Chief Executive Officer of Tidal Therapeutics, Inc., a biotechnology company, since August 2018. Dr. Nielsen previously served in various capacities at Torque Therapeutics Inc., a biotechnology company, including as President from January 2015 to June 2018, Founder Chairman from November 2017 to June 2018 and Chief Executive Officer from January 2015 to November 2017. Dr. Nielsen also served as Chief Executive Officer of Silver Creek Pharmaceuticals, Inc., a former majority owned subsidiary of ours, from July 2010 to March 2014. Dr. Nielsen is currently the CEO of Tidal Therapeutics, a wholly owned subsidiary of Sanofi S.A., and also currently serves on the board of directors of Alloy Therapeutics LLC and Unikum Therapeutics, A/S. Dr. Nielsen holds a Ph.D. in molecular biology and an M.S. in biochemistry from the University of Copenhagen. We believe that Dr. Nielsen is qualified to serve on our board of directors due to his extensive knowledge of Merrimack, his leadership and management experience at Merrimack and other biotechnology companies, and his thorough understanding of our business and industry.

Ana Radeljevic will commence service as a member of our Board of Directors immediately following her election at the 2022 Annual Meeting. Ms. Radeljevic has served as Chief Executive Officer of Adventus Partners since 2016, where she is responsible for advising biotechnology clients in the areas of strategy, business development and finance. Since September of 2021 she has served as Chief Business Officer for ADRx Pharma Inc. leading strategy and corporate development. From 2014 through 2016, she served as Vice President of Financial Planning and Analysis at Perkin Elmer, Inc. From 2009 to 2014, Ms. Radeljevic served in several positions at Sanofi, most recently as Director of Business Planning and Business Development. Ms. Radeljevic started her career with Deloitte in audit and subsequently joined its valuation practice. Ms. Radeljevic received her MBA from Syracuse University, a Bachelor of Science in Business Administration and Finance from Old Dominion University and holds CPA and is a CFA Charterholder. We believe that Ms. Radeljevic is qualified to serve on our board of directors due to her extensive experience in strategic and business planning, finance, business development and operations for life science companies and her technical expertise in finance and valuation.

Board Composition

Our board of directors is currently authorized to have five members. All of our directors are elected annually for a one year term expiring at the next annual meeting of stockholders. Each director will hold office until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal. Our bylaws provide that the authorized number of directors shall be established by our board of directors. Our bylaws also provide that our directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the votes that all of our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office, and shall not be filled by the stockholders.

Board Determination of Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent and that audit committee members also satisfy independence criteria set forth in

Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (ii) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that none of Mr. Andersen, Mr. Levy, Dr. Nielsen, and Ms. Radeljevic, representing four of our five current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Our board of directors had previously made a determination of independence with respect to Mr. Crocker, who was no longer deemed to be independent as of his appointment as President in June 2019. Our board of directors has also determined that Mr. Levy, Dr. Nielsen, and Ms. Radeljevic, who will comprise our audit committee, and Mr. Andersen and Dr. Nielsen, who comprise our corporate governance and nominating committee and our organization and compensation committee, each satisfy the independence standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable. In making such determination, our board of directors considered the relationships that each such non-employee director has with Merrimack, including any transactions of the type described below in “Related Person Transactions,” and all other facts and circumstances our board of directors deemed relevant in determining independence.

How Our Board Is Organized

Board Leadership Structure

Our board of directors, upon the recommendation of our corporate governance and nominating committee, has appointed Mr. Crocker, our President and Principal Executive Officer, as Chairman of the Board. Mr. Crocker also serves as our Treasurer and Principal Financial Officer. Our board has reviewed our current board leadership structure in light of the composition of the board, our company’s size, the nature of our business and other relevant factors, and has determined that a combined Chairman and Principal Executive Officer position is currently the most appropriate board leadership structure for our company. In reaching its determination, the board noted that, given the specific characteristics and circumstances of our company, a combined Chairman and Principal Executive Officer is in the best position to be aware of major issues facing the company, is in the best position to identify key risks and developments facing the company to be brought to the board’s attention and eliminates the potential for confusion and duplication of efforts. We do not have a lead independent director position.

Mr. Crocker’s duties as Chairman of the Board include the following:

•	chairing meetings of our board and of the independent directors in executive session;

•	meeting with any director who is not adequately performing his or her duties as a member of our board or any committee;

•	facilitating communications between other members of our board;

•	determining the frequency and length of board meetings and recommending when special meetings of our board should be held;

•	preparing or approving the agenda for each board meeting; and

•	reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our board.

Board Committees

Our board of directors has established an audit committee, a corporate governance and nominating committee, an organization and compensation committee and a strategy and expense committee, each of which operates under a charter that has been approved by our board. Copies of the committee charters are posted on the Investors section of our website, which is located at investors.merrimack.com. We are not including the information contained on our website as a part of, or incorporating it by reference into, this proxy statement.

Audit Committee

The members of our audit committee prior to the 2022 Annual Meeting are Mr. Levy, Dr. Nielsen and Mr. Russell Ray. Mr. Ray, the chair of the audit committee, will be retiring from our board of directors as of the date of the 2022 Annual Meeting and Ms. Radeljevic will join the Audit Committee and will serve as chair of the audit committee. Our audit committee’s responsibilities include:

•	appointing, approving the compensation of and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports and other communications from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function;

•	overseeing our risk assessment and risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting-related complaints and concerns;

•	meeting independently with our internal auditors, independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our board of directors has determined that Mr. Nielsen and Ms. Radeljevic are each an “audit committee financial expert” as defined in applicable SEC rules. We believe that the composition of our audit committee meets the requirements for independence under the current Nasdaq Listing Rules and SEC rules and regulations.

The audit committee met four times during 2021.

Corporate Governance and Nominating Committee

The members of our corporate governance and nominating committee are Mr. Andersen and Dr. Nielsen. Mr. Andersen chairs the corporate governance and nominating committee. Our corporate governance and nominating committee’s responsibilities include:

•	identifying individuals qualified to become members of our board;

•	recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;

•	reviewing and making recommendations to our board with respect to our board leadership structure;

•	developing and recommending to our board corporate governance principles; and

•	overseeing an annual evaluation of our board.

The corporate governance and nominating committee met twice during 2021.

Organization and Compensation Committee

The members of our organization and compensation committee are Mr. Andersen and Dr. Nielsen. Mr. Andersen chairs the organization and compensation committee. Our organization and compensation committee’s responsibilities include:

•	reviewing and making recommendations to our board with respect to the compensation of our Chief Executive Officer, if any;

•	reviewing and approving, or making recommendations to our board with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our outside management firm;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our board with respect to director compensation; and

•	reviewing and making recommendations to our board with respect to management succession planning.

The processes and procedures followed by our organization and compensation committee in considering and determining executive and director compensation are described below under “—Board Processes—Executive and Director Compensation Processes.”

The organization and compensation committee met once during 2021.

382 Exemption Committee

Under our Section 382 Rights Plan, any person which currently owns 4.9% or more of our common stock may continue to own its shares of common stock but may not acquire any additional shares without triggering the Section 382 Rights Plan. Our 382 Exemption Committee has the discretion to exempt any person or group from these provisions of the Section 382 Rights Plan.

Strategy and Expense Committee

The members of our strategy and expense committee are Mr. Andersen, Mr. Crocker and Mr. Levy. Mr. Levy chairs the strategy and expense committee. Our strategy and expense committee’s responsibilities include reviewing, evaluating and, when appropriate, making recommendations to the board with respect to our mission and core strategy, our strategic plan objectives and success criteria and our strategic processes; acquisition and disposition opportunities; and capital structures, security issuances and dividends.

The strategy and expense committee did not meet during 2021.

Board Meetings and Attendance

Our board of directors met four times during 2021. During 2021, each director attended at least 75% of the aggregate of the number of board meetings and the number of meetings held by all committees of our board on which he then served.

Our directors are encouraged to attend our annual meetings of stockholders. All five of our current directors attended our 2021 Annual Meeting of Stockholders.

Board Processes

Oversight of Risk

Our board oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls, legal and compliance risks and cyber risk; our corporate governance and nominating committee oversees risk management activities relating to board composition; our organization and compensation committee oversees risk management activities relating to our compensation policies and practices and management succession planning; and our strategy and expense committees assists the board’s oversight of our business strategy and expenses. Each committee reports to the full board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that that the full board discuss particular risks.

Director Nomination Process

The process followed by our corporate governance and nominating committee to identify and evaluate director candidates may include requests to board members and others for recommendations, evaluation of the performance on our board and its committees of any existing directors being considered for nomination, consideration of biographical information and background material relating to potential candidates and, particularly in the case of potential candidates who are not then serving on our board, interviews of selected candidates by members of the committee and our board.

In considering whether to recommend any particular candidate for inclusion in our board’s slate of recommended director nominees, our corporate governance and nominating committee applies the criteria set forth in our corporate governance guidelines. Consistent with these criteria, our corporate governance and nominating committee expects every nominee to have the following attributes or characteristics, among others: integrity, honesty, adherence to high ethical standards, business acumen, good judgment and a commitment to understand our business and industry.

The biographies under “—Board of Directors—Biographies of the Director Nominees” indicate the experience, qualifications, attributes and skills of each nominee that led our corporate governance and nominating committee and our board to conclude that each nominee is qualified to serve as a director of Merrimack. Our corporate governance and nominating committee and our board believe that each of the nominees has the individual attributes and characteristics required of our directors, and that the nominees as a group possess the skill sets and specific experience desired of our board as a whole.

Our corporate governance and nominating committee considers the value of diversity when selecting nominees, and believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. The committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

Stockholders may recommend individuals for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, to our Corporate Secretary at Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our bylaws and must be received by us no later than the date referenced below in “Other Matters—Deadline for Submission of Stockholder Proposals for 2023.” Assuming that appropriate biographical and background material has been provided on a timely basis, the corporate governance and nominating committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by the corporate governance and nominating committee.

Executive and Director Compensation Processes

Currently, we do not have any employees and instead use a limited number of consultants for the operation of our company. However, historically, our executive compensation program has been administered by the organization and compensation committee of our board of directors, subject to the oversight and approval of our full board of directors. In that role, our organization and compensation committee reviewed our executive compensation practices on an annual basis and based on this review made recommendations to our board of directors for approval, which had full discretion to approve or modify the recommendations of the organization and compensation committee.

In designing our executive compensation program, our organization and compensation committee considered publicly available compensation data for national and regional companies in the biotechnology/pharmaceutical industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. The organization and compensation committee is directly responsible for the appointment and oversight of any compensation consultants and other advisors it retains.

Our director compensation program is administered by our board of directors with the assistance of the organization and compensation committee. The organization and compensation committee periodically reviews director compensation and makes recommendations to our board with respect thereto.

Communications with Stockholders

Our management will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may communicate with our management by writing to our Corporate Secretary at Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary, or by calling (617) 441-1000. Additional information about contacting Merrimack is available on the Investors section of our website, which is located at investors.merrimack.com.

In addition, stockholders who wish to communicate with our entire board may do so by writing to Gary L. Crocker, Chairman of the Board, Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142. Communications will be forwarded to other directors if they relate to substantive matters that the Chairman of the Board, in consultation with our General Counsel, if any, considers appropriate for attention by the other directors. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances or matters as to which we tend to receive repetitive or duplicative communications.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of Merrimack and our stockholders. The guidelines provide that:

•	our board’s principal responsibility is to oversee the management of Merrimack;

•	a majority of the members of our board must be independent directors;

•	the independent directors meet in executive session at least twice a year;

•	directors have full and free access to management and, as necessary, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	our board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is posted on the Investors section of our website, which is located at investors.merrimack.com.

Board Policies

Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which Merrimack is a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

Since January 1, 2020, we have not engaged in any related person transactions.

Code of Business Conduct and Ethics

Our board of directors has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of business conduct and ethics is posted on the Investors section of our website, which is located at investors.merrimack.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Listing Rules concerning any amendments to, or waivers from, any provision of our code of business conduct and ethics.

Cooperation Agreement

On September 18, 2019, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with Newtyn Management, LLC and its affiliates (collectively, the “Newtyn Parties”) and Western Standard, LLC and its affiliates (collectively, the “Western Parties”). The Newtyn Parties and the Western Parties, each as an affiliated group, will collectively be referred to as the “shareholder parties” and individually be referred to as a “shareholder party.”

Pursuant to the Cooperation Agreement, the board increased the size of the board by adding two seats and appointed Mr. Levy, as the designee of the Newtyn Parties, and Mr. Andersen, as the designee of the Western

Parties, to the board. Messrs. Levy and Andersen are collectively referred to as the “New Directors.” Additionally, the Company agreed to, among other things, nominate the New Directors for re-election at the 2019 Annual Meeting of Stockholders along with the Company’s three other nominees Mr. Crocker, Dr. Nielsen and Mr. Ray. Each shareholder party will have the right to designate a replacement for the New Director designated by such shareholder party, subject to the approval of the corporate governance and nominating committee, if such shareholder party owns at least 2.5% of the Company’s voting securities.

For so long as the shareholder parties collectively own at least 5% of the Company’s voting securities, the Company has agreed that the size of the board will not exceed five members unless at least two-thirds of the directors then serving in office, including at least one New Director (or any replacement), approve such increase.

With respect to any meeting of the Company’s stockholders held prior to the termination of the Cooperation Agreement, the shareholder parties agreed to, among other things, vote in favor of the Company’s director nominees and, subject to certain exceptions, vote in accordance with the board’s recommendation on all other proposals.

Each shareholder party also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) making certain public announcements, (ii) soliciting proxies, (iii) acquiring beneficial ownership of more than 20% of the Company’s voting securities, (iv) selling any Company securities to any person that is known to have filed or threatened to file a proxy solicitation against the Company within the preceding 18 months or has otherwise given such shareholder party reasonable cause to believe such person intends to engage in a proxy campaign against the Company, (v) taking any action to support proposals that seek to influence the board or management of the Company or effect any material change in the Company’s capitalization, management, business or corporate structure, and (vi) joining any group with respect to the Company’s voting securities.

Unless the parties agree otherwise, the Cooperation Agreement will terminate as to a shareholder party on the earliest of (a) the time when such shareholder party no longer owns at least 2.5% of the Company’s voting securities, (b) the adjournment of the applicable annual meeting if the New Director (or any replacement) designated by such shareholder party is not re-elected at such meeting, (c) the Company’s breach of its obligations with respect to the strategy and expense committee, (d) the New Director (or any replacement) designated by such shareholder party fails to be re-nominated for election at a shareholder meeting, and (e) the consummation of an Extraordinary Transaction (as defined in the Cooperation Agreement).

The parties to the Cooperation Agreement have also agreed not to make any disparaging remarks or file any lawsuits against each other, subject to certain exceptions contained in the agreement.

EXECUTIVE COMPENSATION

Executive Officers

Gary L. Crocker serves as Chairman of our board of directors and as President and Treasurer of the Company but does not receive any additional compensation for his service as President and Treasurer of the Company. Mr. Crocker is compensated solely for his service on the board of directors pursuant to the existing terms of the Company’s non-employee director compensation policy, as described below in “Director Compensation Arrangements.”

Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2021. As of December 31, 2021, we had three equity compensation plans, both of which were approved by our stockholders: our 2008 Stock Incentive Plan, as amended, our 2011 Stock Incentive Plan, and our 2021 Stock Incentive Plan. Both the 2008 Stock Incentive Plan and the 2011 Stock Incentive Plan are no longer eligible to issue new equity options.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,778,049	$11.46	253,000	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	1,778,049	$11.46	253,000	(1)

(1)	Reflects the total number of shares of our common stock available for future issuance under our 2021 Stock Incentive Plan as of December 31, 2021.

401(k) Plan

We maintain a defined contribution employee retirement plan for our former employees. We currently have no employees and our day to day operations are managed principally by outside consultants. As we have no employees, we have not matched employee contributions since 2019 and we do not anticipate hiring employees in the future.    Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code of 1986, as amended, so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute up to 100% of his or her pre-tax compensation, up to a statutory limit. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee. Our 401(k) plan also permits us to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule. However, we have not made contributions to the 401(k) plan since 2019.    Our only costs associated with the 401(k) plan relate to administration fees to maintain the 401(k) plan for former employees who maintain retirement accounts in our 401(k) plan.

DIRECTOR COMPENSATION

Compensation for 2021

The following table sets forth information regarding the total compensation awarded to, earned by or paid to each of our non-employee directors during the year ended December 31, 2021 for their service on our board of directors. The compensation amounts presented in the table below are historical and are not indicative of the amounts we may pay our directors in the future. Mr. Crocker did not receive any compensation for his service as President and Treasurer.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Eric D. Andersen (3)	—	—	—	—
Gary L. Crocker	76,000	29,437	—	105,437
Noah G. Levy (3)	—	—	—	—
Ulrik B. Nielsen	77,000	25,758	—	102,758
Russell T. Ray	67,000	25,758	—	92,758

(1)	Fees earned or paid in cash consist of:

•	for Mr. Crocker, $70,000 as a retainer as non-executive chairman of the board and $6,000 as a retainer for committee membership;

•	for Dr. Nielsen, $45,000 as a retainer for board service and $31,000 as a retainer for committee membership; and

•	for Mr. Ray, $45,000 as a retainer for board service and $22,000 as a retainer for committee membership.

(2)

Amount reflects the aggregate grant date fair value of a stock option granted for service as a director. The grant date fair value was computed in accordance with the provisions of ASC 718 and treated for accounting purposes as employee awards. The assumptions that we used to calculate this amount are discussed in Note 7 to our consolidated financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2021. As of December 31, 2021, the aggregate number of shares of our common stock subject to each director’s outstanding option awards was as follows: Mr. Crocker, 94,122; Dr. Nielsen, 286,359; and Mr. Ray, 58,287.

(3)

Pursuant to the terms of the Cooperation Agreement, Mr. Andersen and Mr. Levy have agreed to waive and forego any cash or stock compensation (other than expense reimbursement) for their services as directors.

Director Compensation Arrangements

Our non-employee directors were compensated for their services to our board, effective July 1, 2021and will continue to be compensated for their services to our board during 2022 through the date of the 2022 Annual Meeting, as follows:

•	an annual retainer for board service of $45,000 ($70,000 for the Chairman of the Board);

•	for members of the audit committee, an additional annual retainer of $12,000 ($16,000 for the committee chair);

•	for members of the corporate governance and nominating committee, an additional annual retainer of $7,500 ($12,000 for the committee chair);

•	for members of the organization and compensation committee, an additional annual retainer of $7,500 ($15,000 for the committee chair); and

•

an annual stock option grant, granted in connection with each annual meeting of stockholders, to purchase 7,000 shares of our common stock (8,000 shares of our common stock for the Chairman of the Board), provided that if a non-employee director is elected to our board in between annual meetings of stockholders, such director will receive a stock option grant in connection with such election for a pro-rated portion of the annual amount.

In addition, we have reimbursed, and will continue to reimburse, our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our board and committees of our board.

Pursuant to the terms of the Cooperation Agreement, Mr. Andersen and Mr. Levy have agreed to waive and forego any cash or stock compensation (other than expense reimbursement) for their services as directors.

AUDIT-RELATED MATTERS

Audit Committee Report

The audit committee of the board of directors of Merrimack Pharmaceuticals, Inc. has reviewed Merrimack’s audited financial statements for the fiscal year ended December 31, 2021 and discussed them with Merrimack’s management and Marcum LLP, Merrimack’s independent registered public accounting firm for the fiscal year ended December 31, 2021.

The audit committee has received from, and discussed with, Marcum LLP various communications that Marcum LLP is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

The audit committee has received the written disclosures and the letter from Marcum LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with Merrimack’s independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the audit committee recommended to Merrimack’s board of directors that the audited financial statements referred to above be included in Merrimack’s Annual Report on Form 10-K for the year ended December 31, 2021.

By the audit committee of the board of directors of Merrimack Pharmaceuticals, Inc.

Noah G. Levy

Ulrik B. Nielsen, Ph.D.

Russell T. Ray

Audit Fees and Services

The following table summarizes the fees that Marcum LLP, our independent registered public accounting firm for the fiscal years ended December 31, 2021 and 2020, billed to us for the fiscal years ended December 31, 2020 and 2021.

Fee Category	2021 ($)	2020 ($)
Audit Fees (1)	128,146	131,862
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	128,146	131,862

(1)	Audit Fees are fees for the audit of our 2021 and 2020 consolidated financial statements including reviews of our interim condensed consolidated financial statements.

All such accountant services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Pre-Approval Policies and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to a de minimis exception in accordance with applicable SEC rules.

MATTERS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, stockholders will vote to elect five directors for a one year term beginning at the Annual Meeting and ending at our 2023 Annual Meeting of Stockholders.

Our board of directors is currently comprised of five members. Our board has nominated Mr. Crocker, Mr. Andersen, Mr. Levy, Dr. Nielsen and Ms. Radeljevic for election as directors, each to hold office until the 2023 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal. Each of the nominees is currently a member of our board. Mr. Ray will be resigning as a member of our board of directors as of the date of our 2022 Annual Meeting.

Unless contrary instructions are provided on the proxy card, the persons named as proxies will, upon receipt of a properly executed proxy, vote for the election of Mr. Crocker, Mr. Andersen, Mr. Levy, Dr. Nielsen and Ms. Radeljevic as directors for a term expiring at the 2023 Annual Meeting of Stockholders. Each of the nominees has consented to serving as nominees for election to the board, to being named in this proxy statement and to serve on our board, if elected. If any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our board. We do not contemplate that any of the nominees will be unable to serve if elected.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED PROXY CARD, GARY L. CROCKER, ERIC D. ANDERSEN, NOAH G. LEVY, ULRIK B. NIELSEN AND ANA RADELJEVIC.

Proposal 2: Ratification of Independent Auditors

The audit committee of our board of directors has selected the firm of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Although stockholder approval of the selection of Marcum LLP is not required by law or Nasdaq Listing Rules, our audit committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our audit committee may reconsider this selection.

Representatives of Marcum LLP are expected to attend the virtual Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders.

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the current fiscal year.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

STOCK OWNERSHIP AND REPORTING

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2022 by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our current directors and director nominees; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days after March 31, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person, but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, to our knowledge, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 13,410,243 shares of our common stock outstanding as of March 31, 2022. Except as otherwise set forth below, the address of the beneficial owner is c/o Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142. Beneficial ownership representing less than one percent of our outstanding common stock as of March 31, 2022 is denoted with an “*.”

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Newtyn Management, LLC (1)	1,713,612	12.8
22NW Fund, LP (2)	1,241,896	9.3
Western Standard, LLC (3)	1,269,558	9.5
JFL Partners Fund LP (4)	701,998	5.2
Named Executive Officers and Directors and Director Nominees
Gary L. Crocker (5)	203,999	1.5
Eric D. Andersen (6)	1,269,558	9.5
Noah G. Levy (7)	1,713,612	12.8
Ulrik B. Nielsen (8)	323,327	2.4
Russell T. Ray (9)	58,287	*
Ana Radeljevic (10)	0	*

All executive officers and directors as a group (5 persons) (11)	3,568,783	25.8

(1)

Based on information provided on a Form 4 filed on February 1, 2022 and on a Schedule 13D/A filed on December 2, 2020 (as an amendment to the previously filed Schedule 13D/As filed on September 30, 2019) by Newtyn Management, LLC (“Newtyn Management”) with respect to the following reporting persons: Newtyn Management, Noah G. Levy, Newtyn Partners, LP (“NP”), Newtyn Capital Partners, LP (“NCP”)

and Ledo Capital, LLC (“Ledo”). The address of each of the reporting persons is 60 East 42nd Street, 9th Floor, New York, New York 10165. Newtyn Management is the investment manager to NP and Newtyn TE Partners, LP (the “Funds”). Mr. Levy is the managing member of Newtyn Management and Ledo, and is the portfolio manager to the Funds. NCP is the general partner of the Funds, and Ledo is the general partner of NCP. Newtyn Management reports that it holds sole voting power and sole dispositive power with respect to 1,713,612 shares. Mr. Levy reports that he holds sole voting power and sole dispositive power with respect to 1,713,612 shares. NP reports that it holds sole voting power and sole dispositive power with respect to 989,337 shares. NCP reports that it holds sole voting power and sole dispositive power with respect to 1,713,612 shares. Ledo reports that it holds sole voting power and sole dispositive power with respect to 1,713,612 shares. Mr. Levy, a member of our board of directors, disclaims beneficial ownership of all shares held by Newtyn Management, except to the extent of his pecuniary interest therein. Each of Newtyn Management, Mr. Levy, the Funds, NCP, Ledo, Western Standard, LLC, Western Standard Partners, LP, Western Standard Partners QP, LP and Mr. Andersen is a member of a “group” with the other reporting persons for the purposes of Section 13(d)(3) of the Exchange Act, and such group beneficially owns the 2,983,170 shares of common stock owned in the aggregate by all of the reporting persons. See Note 3 below. Each such reporting person disclaims beneficial ownership of the common stock that he or it does not directly own.
(2)

Based on information provided in a Schedule 13G filed on February 14, 2022, which amends a Schedule 13D/A filed on September 24, 2019 (as an amendment to the previously filed Schedule 13D/As filed on July 24, 2019, April 17, 2019, March 14, 2019 and December 19, 2018 and Schedule 13D filed on November 2, 2018) on behalf of 22NW Fund, LP, a Delaware limited partnership (“22NW Fund”), with respect to the common stock directly and beneficially owned by it; 22NW, LP, a Delaware limited partnership (“22NW”), as the investment manager of 22NW Fund; 22NW Fund GP, LLC, a Delaware limited liability company (“22NW GP”), as the general partner of 22NW Fund; 22NW GP, Inc., a Delaware S corporation (“22NW Inc.”), as the general partner of 22NW; Aron R. English, as the Portfolio Manager of 22NW, Manager of 22NW GP and President and sole shareholder of 22NW Inc. The address of the principal office of each of 22NW Fund, 22NW, 22NW GP, 22NW Inc. and Mr. English is 1455 NW Leary Way, Suite 400, Seattle, Washington 98107. As of the close of business on December 31, 2022, 22NW Fund directly beneficially owned 1,241,896 shares of common stock. 22NW, as the investment manager of 22NW Fund, may be deemed to beneficially own the 1,241,896 shares of common stock owned by 22NW Fund. 22NW GP, as the general partner of 22NW Fund, may be deemed to beneficially own the 1,241,896 shares of common stock owned by 22NW Fund. 22NW Inc., as the general partner of 22NW, may be deemed to beneficially own the 1,241,896 shares of common stock owned by 22NW Fund. Mr. English, as the Portfolio Manager of 22NW, Manager of 22NW GP and President and sole shareholder of 22NW Inc., may be deemed to beneficially own the 1,241,896 shares of common stock owned by 22NW Fund.

(3)

Based on information provided in a Schedule 13D/A filed on December 3, 2020 (as an amendment to the previously filed Schedule 13D/As filed on September 30, 2019) by Western Standard, LLC (“Western Standard”) with respect to the following reporting persons: Western Standard and Eric D. Andersen. The address of each of the reporting persons is 5900 Wilshire Blvd., Suite 650, Los Angeles, California 90036. Western Standard is the general partner and investment manager to Western Standard Partners, LP (“WSP LP”) and Western Standard Partners QP, LP (“WSP QP LP” and together with WSP LP, the “WSP Funds”). Mr. Andersen is the managing member of Western Standard and is the portfolio manager to the WSP Funds. Western Standard reports that it holds sole voting power and sole dispositive power with respect to 1,188,845 shares. Mr. Andersen reports that he holds sole voting power and sole dispositive power with respect to 1,188,845 shares. Mr. Andersen, a member of our board of directors, disclaims beneficial ownership of all shares held by Western Standard, except to the extent of his pecuniary interest therein. Each of Newtyn Management, Mr. Levy, the Funds, NCP, Ledo, Western Standard, the WSP Funds and Mr. Andersen is a member of a “group” with the other reporting persons for the purposes of Section 13(d)(3) of the Exchange Act, and such group beneficially owns the 2,707,952 shares of common stock owned in the aggregate by all of the reporting persons. See Note 1 above. Each such reporting person disclaims beneficial ownership of the common stock that he or it does not directly own.

(4)

Based on information provided in a Schedule 13D/A filed on November 19, 2019 on behalf of JFL Partners Fund LP, a Delaware limited partnership (“JFL Partners”), with respect to the common stock directly and beneficially owned by it; JFL Capital Management LP, a Texas limited partnership (“JFL GP”), as the general partner of JFL Partners; JFL Capital Holdings LLC, a Delaware limited liability company (“JFL Holdings”), as the general partner of JFL GP; JFL Capital Management LLC, a Delaware limited liability company (“JFL Capital Management”), as the investment manager of JFL Partners and a certain managed account (the “JFL Account”); and Joseph F. Lawler, M.D., Ph.D., as the Managing Member of each of JFL Holdings and JFL Capital Management. The address of the principal office of each of JFL Partners, JFL GP, JFL Holdings, JFL Capital Management and Dr. Lawler is 2110 Ranch Road 620 S, #341732, Lakeway, Texas 78734. As of November 19, 2019, JFL Partners directly beneficially owned 276,847 shares of common stock. As of November 19, 2019, each of JFL Partners, JFL GP, JFL Holdings and JFL Capital Management had sole voting power and sole dispositive power over 276,847 shares of common stock. JFL GP, as the general partner of JFL Partners, may be deemed to beneficially own the 276,847 shares of common stock owned by JFL Partners. JFL Holdings, as the general partner of JFL GP, may be deemed to beneficially own the 276,847 shares of common stock owned by JFL Partners. As of November 19, 2019, 425,151 shares of common stock were held in the JFL Account. JFL Capital Management, as the investment manager of JFL Partners and the JFL Account, may be deemed to beneficially own the 701,998 shares of common stock owned in the aggregate by JFL Partners and held in the JFL Account. Dr. Lawler, as the Managing Member of JFL Capital Management and JFL Holdings, may be deemed to beneficially own the 701,998 shares owned in the aggregate by JFL Partners and held in the JFL Account. By virtue of their respective positions with JFL Partners, each of JFL GP, JFL Holdings, JFL Capital Management and Dr. Lawler may be deemed to have sole power to vote and dispose of the common stock reported owned by JFL Partners.

(5)

Consists of (i) 109,877 shares of common stock held by Crocker Family Investments, LLC, over which Mr. Crocker is the Managing Member. and (ii) 94,122 shares of common stock underlying options that are exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(6)

Consists of the shares described in Note 3 above. Mr. Andersen, a member of our board of directors, is the managing member of Western Standard and may be deemed the indirect beneficial owner of such shares. Mr. Andersen disclaims beneficial ownership over such shares, except to the extent of his pecuniary interest therein.

(7)

Consists of the shares described in Note 1 above. Mr. Levy, a member of our board of directors, is the managing member of Newtyn Management and may be deemed the indirect beneficial owner of such shares. Mr. Levy disclaims beneficial ownership over such shares, except to the extent of his pecuniary interest therein.

(8)

Consists of (i) 36,968 shares of common stock and (ii) 286,359 shares of common stock underlying options that are exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

(9)	Consists of 58,287 shares of common stock underlying options that are exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.
(10)	Ms. Radeljevic is nominated to commence service as a member of the board of directors immediately following the 2022 Annual Meeting
(11)	Includes 438,768 shares of common stock underlying options that are exercisable as of March 31, 2022 or will become exercisable within 60 days after such date.

OTHER MATTERS

Our board of directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

This proxy is solicited on behalf of our board of directors. We will bear the expenses connected with this proxy solicitation. We expect to pay banks, brokers and other nominees their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mails, our directors and our sole executive officer may, without additional remuneration, solicit proxies in person or by telephone, facsimile, electronic mail, Internet and text messaging.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of either document to any stockholder upon request submitted in writing to us at Merrimack Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, MA 02142, Attention: Corporate Secretary, or by calling (617) 441-1000. Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above address or phone number.

Deadline for Submission of Stockholder Proposals for 2023 Annual Meeting of Stockholders

Proposals of stockholders intended to be presented at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us at our principal executive offices, One Broadway, 14th Floor, Cambridge, MA 02142, no later than December 28, 2022 in order to be included in the proxy statement and proxy card relating to that meeting.

If a stockholder wishes to present a proposal at our 2023 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, pursuant to the advance notice provision in our bylaws, such stockholder must give written notice to our Corporate Secretary at our principal executive offices at the address noted above. Our Corporate Secretary must receive such notice no earlier than February 8, 2023 and no later than March 9, 2023, provided that if the date of the 2023 Annual Meeting of Stockholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the Annual Meeting, such notice must instead be received by our Corporate Secretary no earlier than the 120th day prior to the 2023 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to the 2023 Annual Meeting of Stockholders and (ii) the tenth day following the day on which notice of the date of the 2023 Annual Meeting of Stockholders was mailed or public disclosure of the date of the 2023 Annual Meeting of Stockholders was made, whichever occurs first.

Your vote matters -here's how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/MACK or scan the QR code -login details are located in the shaded bar below. Phone Call toll free 1- 800- 652- VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/MACK Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2022 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals -The Board of Directors recommend a vote A FOR all the nominees listed and FOR Proposal 2. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - Gary L. Crocker 02 - Eric D. Andersen 03 - Noah G. Levy 04 - Ulrik B. Nielsen, Ph.D. 05 - Ana Radeljevic For Against Abstain 2. To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. B Authorized Signatures -This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) -Please print date below. Signature 1 -Please keep signature within the box. Signature 2 - Please keep signature within the box. 1 U P X 03MG5C

The 2022 Annual Meeting of Shareholders of Merrimack Pharmaceuticals, Inc. will be held on Monday, June 6, 2022 at 10:00 am ET, virtually via the internet at www.meetnow.global/MTWV4MR. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/MACK Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/MACK IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. MERRIMACK PHARMACEUTICALS, INC. Notice of 2022 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting -June 6, 2022 Gary L. Crocker and Ulrik B. Nielsen, Ph.D., or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Merrimack Pharmaceuticals, Inc. to be held on June 6, 2022 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all nominees listed for the Board of Directors and FOR item 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address -Please print new address below. Comments -Please print your comments below.